                        CREDIT INCREASE CONFIRMATION AND
                              NOTE AMENDMENT No. 1
                                     TO THE
                    INTERIM WAREHOUSE AND SECURITY AGREEMENT
                                       AND
                                THE SECURED NOTE

                            Dated September 27, 1996


                  Reference is made to (x) the Interim Warehouse and Security Agreement, dated as of April 25, 1996 (the "Interim Warehouse Agreement") between Prudential Securities Realty Funding Corporation (the "Lender") and HomeAmerican Credit, Inc. d/b/a Upland Mortgage (the "Borrower") and (y) the Secured Note dated as of April 25, 1996 (the "Note") from the Borrower to the Lender.

Section 1. Amendment of the Interim Warehouse Agreement and Note


            (a) The "Maturity Date" referenced in the Interim Warehouse Agreement and in the Note is hereby amended to be the earliest of (i) March 31, 1997 and (ii) the date on which a Securitization occurs (other than the ABFS Mortgage Loan Trust 1996-2 Securitization (the "96-2 Securitization")).

            (b) Section 4(B) of the Interim Warehouse Agreement is hereby amended by adding the following representations and warranties after subsection 11:

                   12. Every person who has a fee interest in any property subject to a mortgage given in connection with such Mortgage Loan has signed the instrument creating such mortgage.

                   13. Every person, upon whose credit the Lender relied in originating or purchasing a Mortgage Loan, has signed the related Mortgage Note.

Section 2. Confirmation of the Interim Warehouse Agreement and Note

                  As amended by Section 1 hereof all provisions of the Interim Warehouse Agreement and of the Note are reconfirmed as of the date hereof. The Borrower, in addition, hereby reconfirms and remakes as of the date hereof each and every of its representations, warranties and covenants set forth in the Interim Warehouse Agreement.

ATTEST:                        HOMEAMERICAN CREDIT, INC. D/B/A UPLAND MORTGAGE




___________________________             By: /s/ Anthony J. Santilli
                                            --------------------------------
                                           Name:  Anthony J. Santilli
                                           Title: Chief Executive Officer


ATTEST:

___________________________             PRUDENTIAL SECURITIES REALTY FUNDING
                                            CORPORATION


                                        By: /s/ Jeffrey K. French
                                            -------------------------------
                                           Name:  Jeffrey K. French
                                           Title: Vice President

            Approval as to Legality

 I, Jeffrey M. Ruben, Esq., counsel to the Borrower hereby confirm that:

 (c) I delivered, on April 25, 1996, the opinion letter, a copy of which is attached hereto (the "Opinion
          Letter") relating to the Interim Warehouse Agreement and the Note.

 (d) I have represented the Borrower in connection with its execution and delivery of the Credit Increase Confirmation and Note Amendment (the "Confirmation") to which this Approval as to Legality is attached.

 (e) I hereby extend, as of the date hereof, the opinions set forth in the Opinion Letter to cover both the Confirmation itself as well as the transactions described on the Confirmation and confirm, as of the date hereof, and subject to any and all assumptions and qualifications set forth therein, the opinions set forth in the Opinion Letter.

                                    Yours truly,


                                    /s/ Jeffrey M. Ruben
                                    ----------------------------------
                                    Jeffrey M. Ruben, Esq.




Dated:  September 27, 1996

                        CREDIT INCREASE CONFIRMATION AND
                              NOTE AMENDMENT NO. 2
                                     TO THE
                    INTERIM WAREHOUSE AND SECURITY AGREEMENT,
                        THE SECURED NOTE AND THE GUARANTY

                              Dated March 13, 1997


                  Reference is made to (x) the Interim Warehouse and Security Agreement, dated as of April 25, 1996 (as amended by the Credit Increase Confirmation and Note Amendment No. 1, dated September 27, 1996 ("Amendment No. 1")) (the "Interim Warehouse Agreement") between Prudential Securities Credit Corporation (formerly Prudential Securities Realty Funding Corporation) (the "Lender") and HomeAmerican Credit, Inc. d/b/a Upland Mortgage (the "Borrower"),
(y) the Secured Note dated as of April 25, 1996 (as amended by Amendment No. 1) (the "Note") from the Borrower to the Lender, and (z) the Guaranty, given as of April 25, 1996 (the "Guaranty"), by American Business Financial Services, Inc. ("ABFS").

Section 1. Amendment of the Interim Warehouse Agreement and Note

                  (a) Section 1(A)(1) of the Interim Warehouse Agreement is hereby deleted and replaced in its entirety by the following paragraph.

                  1. The Lender agrees to lend to the Borrower up to $50,000,000 (such borrowing, the "Loan") to be made in one or more advances (each, an "Advance"); provided, however, that, at any time when funds are on deposit in a Pre-Funding Account (as defined herein), the amount of the Loan shall not exceed the amount on deposit in such Pre-Funding Account. The Borrower agrees that the Loan shall be used to warehouse fixed and adjustable rate, first or second lien, residential mortgage loans that are to be included in a Securitization (the "Mortgage Loans"), as such Mortgage Loans are identified to the Lender in writing and in electronic form from time to time. Such Mortgage Loans may be
         (a) included at the time of closing of the Securitization or (b) purchased by the Securitization trust subsequent to closing with funds on deposit in an account (a "Pre-Funding Account") relating to the Securitization and designated for such purpose. All Mortgage Loans financed hereunder shall be closed loans; i.e., this facility shall not be used for "wet" or "table" fundings. The Lender may refuse to lend against any Mortgage Loan(s) which the Lender reasonably believes will not be eligible for inclusion in a securitized pool either (x) due to the characteristics of such Mortgage Loan or (y) due to the expected aggregate characteristics of the Mortgage Loans.

                  (b) Section 1(A)(2)(iii) of the Interim Warehouse Agreement is hereby deleted and replaced in its entirety by the following paragraph.

                  (iii) the Lender shall have received (A) in connection with each Advance, no later than 12:00 noon (Eastern Standard Time) on the related Funding Date, a certificate from the Custodian referred to below to the effect that it has in its possession and has reviewed the mortgage files relating to the Mortgage Loans being pledged in connection with the Advance being made on such Funding Date and has found no material deficiencies in such mortgage files (the "Custodian's Certification") and (B) prior to the initial Advance, a legal opinion from counsel (which may be in-house counsel) to the Borrower in the form of Exhibit B-1 attached hereto;

                  (c) Section 9 of the Interim Warehouse Agreement is hereby amended by adding the following two paragraphs after paragraph B.

                  C. On the fifth business day of each calendar month, the Borrower shall provide the Lender with a report both in hardcopy and on a computer diskette or via electronic transmission, which report shall contain information concerning the portfolio performance data with respect to the Pledged Mortgage Loans, including, without limitation, information regarding any outstanding delinquencies, prepayments in whole or in part and any repurchases by the Borrower, in a format as may be agreed upon by the Borrower and the Lender from time to time.

                  D. In conjunction with the delivery of each of the financial statements to be delivered by the Borrower pursuant to Section 9(B), the Borrower shall deliver to the Lender an officer's certificate of the Borrower certifying that, as of the date of delivery of such financial statements, the Borrower is in compliance with all the terms of this Agreement including, without limitation, each of the covenants set forth in Section 4(C).

Section 2.                 Amendment of the Guaranty

                  (a) Paragraph 9 of the Guaranty is hereby deleted and replaced in its entirety by the following.

                  9. The Guarantor covenants with the Lender that, during the term of this Guaranty: (i) the Guarantor's stated net worth less intangible assets shall not be less than $22,000,000; (ii) the Guarantor shall maintain a minimum of $15,000,000 of outstanding subordinated debentures maturing in more than one year; (iii) the Guarantor's minimum adjusted capital shall not be less than $37,000,000, such amount being the sum of (x) the Guarantor's stated net worth less intangible assets and (y) the Guarantor's outstanding subordinated debentures maturing in more than one year; (iv) the Guarantor's leverage ratio shall not exceed 3:1, such ratio being the ratio of (x) the excess of (A) the Guarantor's total liabilities over
         (B) outstanding subordinated debentures maturing in more than one year, to (y) the sum of (A) the Guarantor's stated net worth less intangible assets and (B) outstanding subordinated debentures maturing in more than one year; and (v) the subordinated debentures shall be subordinate to the Guarantor's obligations hereunder.

                  (b) Paragraph 10 of the Guaranty is hereby deleted and replaced in its entirety by the following.

                  10. As long as this Guaranty is in effect, Guarantor shall (i) promptly upon preparation, but in no event later than 45 days following the end of its first three fiscal quarters, deliver to Lender its unaudited company-prepared financial statements as of the end of such fiscal quarter, prepared in accordance with GAAP, and (ii) promptly upon preparation, but in no event later than 90 days following the end of its fourth fiscal quarter, deliver to Lender its audited and certified financial statements, prepared in accordance with GAAP, as of the end of and for the most recently ended fiscal year, which audits and certification shall be prepared by a nationally recognized independent accounting firm or by a regionally recognized independent accounting firm with the prior written consent of Lender, which consent shall not be unreasonably withheld. In all cases, financial statements shall include, without limitation, a balance sheet, a profit and loss statement and a statement of cash flows. In conjunction with the delivery of each of the financial statements to be delivered by the Guarantor pursuant to this Paragraph 10, the Guarantor shall deliver to the Lender an officer's certificate of the Guarantor certifying that, as of the date of delivery of such financial statements, the Guarantor is in compliance with all the terms of this Guaranty including, without limitation, each of the covenants set forth in Paragraph 9.

Section 3. Confirmation of the Interim Warehouse Agreement, Note and Guaranty

                  (a) As amended by Section 1 hereof all provisions of the Interim Warehouse Agreement and of the Note are reconfirmed as of the date hereof. The Borrower, in addition, hereby reconfirms and remakes as of the date hereof each and every of its representations, warranties and covenants set forth in the Interim Warehouse Agreement.

                  (b) As amended by Section 2 hereof all provisions of the Guaranty are reconfirmed as of the date hereof. ABFS, in addition, hereby reconfirms and remakes as of the date hereof each and every of its representations, warranties and covenants set forth in the Guaranty.

                               HOMEAMERICAN CREDIT, INC. D/B/A UPLAND
                                   MORTGAGE, as Borrower



                               By:/s/ Anthony J. Santilli, Jr.
                                  -----------------------------------------
                                  Name:  Anthony J. Santilli, Jr.
                                  Title  Chairman


                                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.,
                                    as Guarantor



                               By:/s/ Anthony J. Santilli, Jr.
                                  -----------------------------------------
                                  Name:  Anthony J. Santilli, Jr.
                                  Title  Chairman




                                   PRUDENTIAL SECURITIES CREDIT CORPORATION,
                                     as Lender


                               By: /s/ Elizabeth W. Castagna
                                   ---------------------------------------
                                  Name:  Elizabeth W. Castagna
                                  Title: Treasurer

                             Approval as to Legality

                  I, Jeffrey M. Ruben, Esq., counsel to the Borrower and ABFS hereby confirm that:

                       (A) I delivered, on April 25, 1996, (i) the opinion
                           letter, a copy of which is attached hereto (the "Borrower Opinion Letter") relating to the Interim Warehouse Agreement and the Note and (ii) the opinion letter, a copy of which is attached hereto (the "ABFS Opinion Letter") relating to the Guaranty.

                       (B) I have represented the Borrower and ABFS in
                           connection with their execution and delivery of the Credit Increase Confirmation and Note Amendment (the "Confirmation") to which this Approval as to Legality is attached.

                       (C) I hereby extend, as of the date hereof, the opinions
                           set forth in the Borrower Opinion Letter and the ABFS Opinion Letter to cover both the Confirmation itself as well as the transactions described on the Confirmation and confirm, as of the date hereof, and subject to any and all assumptions and qualifications set forth therein, the opinions set forth in both the Borrower Opinion Letter and the ABFS Opinion Letter.

                                              Yours truly,


                                              /s/ Jeffrey M. Ruben
                                              --------------------------------
                                              Jeffrey M. Ruben, Esq.




Dated:  March 13, 1997

                        CREDIT INCREASE CONFIRMATION AND
                              NOTE AMENDMENT NO. 3
                                     TO THE
                    INTERIM WAREHOUSE AND SECURITY AGREEMENT,
                        THE SECURED NOTE AND THE GUARANTY

                              Dated March 27, 1997


                  Reference is made to (x) the Interim Warehouse and Security Agreement, dated as of April 25, 1996 (as amended by the Credit Increase Confirmation and Note Amendment No. 1, dated September 27, 1996 ("Amendment No. 1") and Credit Increase Confirmation and Note Amendment No. 2, dated March 13, 1997 ("Amendment No. 2")) (the "Interim Warehouse Agreement") between Prudential Securities Credit Corporation (formerly Prudential Securities Realty Funding Corporation) (the "Lender") and HomeAmerican Credit, Inc. d/b/a Upland Mortgage (the "Borrower"), (y) the Secured Note dated as of April 25, 1996 (as amended by Amendment No. 1 and Amendment No. 2) (the "Note") from the Borrower to the Lender, and (z) the Guaranty, given as of April 25, 1996 (as amended by Amendment No. 2) (the "Guaranty"), by American Business Financial Services, Inc. ("ABFS").

Section 1. Amendment of the Interim Warehouse Agreement and Note

                  (a) The "Maturity Date" referenced in the Interim Warehouse Agreement and in the Note is hereby amended to be the earliest of (i) September 30, 1997 and (ii) the date on which a Securitization closes (other than the ABFS Mortgage Loan Trust 1997-1 Securitization (the "97-1 Securitization").

Section 2. Amendment of the Guaranty

                  (a) Paragraph 9 of the Guaranty is hereby deleted and replaced in its entirety by the following.

                  9. The Guarantor covenants with the Lender that, during the term of this Guaranty: (i) the Guarantor's stated net worth less intangible assets shall not be less than $22,000,000; (ii) the Guarantor shall maintain a minimum of $15,000,000 of outstanding subordinated debentures maturing in more than one year; (iii) the Guarantor's minimum adjusted capital shall not be less than $37,000,000, such amount being the sum of (x) the Guarantor's stated net worth less intangible assets and (y) the Guarantor's outstanding subordinated debentures maturing in more than one year; (iv) the Guarantor's leverage ratio shall not exceed (a) 3.5:1 for the period from April 1, 1997 through June 30, 1997 and (b) 3.75:1 for the period from July 1, 1997 through September 30, 1997, such ratio being the ratio of (x) the excess of (A) the Guarantor's total liabilities over
         (B) outstanding subordinated debentures maturing in more than one year, to (y) the sum of (A) the Guarantor's stated net worth less intangible assets and (B) outstanding subordinated debentures maturing in more than one year; and (v) the subordinated debentures shall be subordinate to the Guarantor's obligations hereunder.

Section 3. Confirmation of the Interim Warehouse Agreement, Note and Guaranty

                  (a) As amended by Section 1 hereof all provisions of the Interim Warehouse Agreement and of the Note are reconfirmed as of the date hereof. The Borrower, in addition, hereby reconfirms and remakes as of the date hereof each and every of its representations, warranties and covenants set forth in the Interim Warehouse Agreement.

                  (b) As amended by Section 2 hereof all provisions of the Guaranty are reconfirmed as of the date hereof. ABFS, in addition, hereby reconfirms and remakes as of the date hereof each and every of its representations, warranties and covenants set forth in the Guaranty.

                             HOMEAMERICAN CREDIT, INC. D/B/A UPLAND
                                 MORTGAGE, as Borrower


                               By:/s/ Anthony J. Santilli, Jr.
                                  -----------------------------------------
                                  Name:  Anthony J. Santilli, Jr.
                                  Title  Chairman


                                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.,
                                    as Guarantor



                               By:/s/ Anthony J. Santilli, Jr.
                                  -----------------------------------------
                                  Name:  Anthony J. Santilli, Jr.
                                  Title  Chairman




                                   PRUDENTIAL SECURITIES CREDIT CORPORATION,
                                     as Lender


                               By: /s/ Elizabeth W. Castagna
                                   ---------------------------------------
                                  Name:  Elizabeth W. Castagna
                                  Title: Treasurer

                             Approval as to Legality

                  I, Jeffrey M. Ruben, Esq., counsel to the Borrower and ABFS hereby confirm that:

                       (D) I delivered, on April 25, 1996, (i) the opinion
                           letter, a copy of which is attached hereto (the "Borrower Opinion Letter") relating to the Interim Warehouse Agreement and the Note and (ii) the opinion letter, a copy of which is attached hereto (the "ABFS Opinion Letter") relating to the Guaranty.

                       (E) I have represented the Borrower and ABFS in
                           connection with their execution and delivery of the Credit Increase Confirmation and Note Amendment (the "Confirmation") to which this Approval as to Legality is attached.

                       (F) I hereby extend, as of the date hereof, the opinions
                           set forth in the Borrower Opinion Letter and the ABFS Opinion Letter to cover both the Confirmation itself as well as the transactions described on the Confirmation and confirm, as of the date hereof, and subject to any and all assumptions and qualifications set forth therein, the opinions set forth in both the Borrower Opinion Letter and the ABFS Opinion Letter.

                                               Yours truly,


                                               /s/ Jeffrey M. Ruben
                                               --------------------------------
                                               Jeffrey M. Ruben, Esq.




Dated:  March 27, 1997